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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-44307 of LIFE Financial Corporation on Form S-8 of our report dated March 26, 1999, appearing in the Annual Report on Form 10-K of LIFE Financial Corporation for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP

Costa Mesa, California
March 29, 2000